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                                                                   Exhibit 10.10


                       AMENDMENT NO. 1 TO PROMISSORY NOTE
                             DATED NOVEMBER 30, 1998



         The undersigned hereby amend that certain Promissory Note dated November 30, 1998, effective as of November 30, 1998

         1.       The interest rate shall be nine and one-half percent (9.5%).

         2. The term shall be twenty (20) years, payable in 240 equal and consecutive monthly installments of $9,321.31.

         3. All other terms and conditions of the Promissory Note shall remain in full force and effect.


WITNESS:                                    /s/ Louis Lombardi, Sr.
                                           ----------------------------
                                                LOUIS LOMBARDI, SR.


/s/ Dawn B. Androsky                        /s/ Theresa M. Lombardi
------------------------                    ------------------------
                                                THERESA LOMBARDI
                                                As Executor of the estate of
                                                Patrick Lombardi